Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226

Roundhill Ball Metaverse ETF (METV)
a series of Listed Funds Trust

Supplement dated June 14, 2024 to the currently effective Summary Prospectus and Statutory Prospectus, each dated April 30, 2024, as revised June 14, 2024 (together, the “Prospectuses”)
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Effective June 14, 2024 (the “Effective Date”), the index the performance of which the Roundhill Ball Metaverse ETF (the “Fund”) seeks to track, the Ball Metaverse Index (the “Index”), will implement a change to its index methodology to include as potentially eligible Index components equity securities of foreign and domestic exchange-traded funds that primarily hold bitcoin or ether (each, a “Cryptocurrency ETF”). Currently, the index provider expects the universe of such Cryptocurrency ETFs to consist of bitcoin and ether ETFs listed on a Canadian or U.S. national securities exchange. The Fund does not invest directly in bitcoin, ether, or any other cryptocurrency.
In addition, as of the Effective Date, special purpose acquisition companies (“SPACs”) are no longer eligible for inclusion in the Index.
Accordingly, the Fund’s discussion of its principal investment strategies and principal investment risks in its Prospectuses have been revised to add disclosure regarding the Fund’s potential investments in or exposure to bitcoin and/or ether Cryptocurrency ETFs. All disclosures related to SPACs have been deleted from such discussions in the Fund’s Prospectuses. The Prospectuses include this and other important information and should be read carefully before investing in the Fund.

Please retain this supplement for future reference.